UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2018

LILIS ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-35330	74-3231613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1800 Bering Drive, Suite #510
Houston, TX 77057

(Address of principal executive office, including zip code)

(817) 585-9001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01	Regulation FD Disclosure.

On July 26, 2018, Lilis Energy, Inc. (the “Company”) issued a press release announcing that that the Company has entered into a water gathering and disposal agreement and various ancillary agreements with SCM Water, LLC, a sister company to Salt Creek Midstream, LLC, and also an affiliate of ARM Energy Holdings, LLC.

The agreements support the Company’ strategic efforts to secure long-term infrastructure solutions for its growing operations in the Permian’s Delaware Basin. The water gathering project will complement the Company's existing water disposal infrastructure, and it has reserved the right to recycle its produced water. SCM Water will commence, upon receipt of regulatory approval, to build out new gathering and disposal infrastructure to all of the Company's current and future well locations in Lea County, New Mexico, and Winkler County, Texas. All future capex will be fully funded by SCM Water and will be designed to accommodate all water produced by Lilis’ operations. The Company will act as contract operator of SCM Water’s saltwater disposal wells (SWD). The Company has sold to SCM Water for cash consideration of up to $20 million with $15 million upfront, an option to acquire the Company’s existing water infrastructure, a system which is comprised of approximately 14 miles of pipeline and one SWD.

A copy of the press release is furnished as Exhibit 99.1 hereto.

The information furnished under this Item 7.01, including the accompanying Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed to be incorporated by reference in any subsequent filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as specifically stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated July 26, 2018 issued by Lilis Energy, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2018	LILIS ENERGY, INC.

	By:	/s/ Joseph C. Daches
Joseph C. Daches
Executive Vice President, Chief Financial Officer and Treasurer